UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported): April 12, 2006

                          STRONGHOLD TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)

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            Nevada                   333-54822               22-3762832
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(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
    of Incorporation or                                  Identification No.)
       Organization)
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                     106 Allen Road, Basking Ridge, NJ 07920
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (908) 903-1195

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 3.02        UNREGISTERED SALES OF EQUITY SECURITIES

      To obtain funding for its ongoing operations, Stronghold Technologies, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Agreement") with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors") on March 17, 2006 for the sale of (i) $1,450,000 in callable secured convertible notes (the "Notes") and (ii) stock purchase warrants (the "Warrants") to buy 2,900,000 shares of our common stock.

      On March 17, 2006, the Investors purchased $250,000 in Notes and received Warrants to purchase 2,900,000 shares of the Company's common stock and on April 12, 2006 the Investors purchased $200,000 in Notes. In addition, provided that all of the conditions in the Securities Purchase Agreement are satisfied, on the final business day of each month which commenced in April 2006 and will end in January 2007, the Company will issue to the Investors and the Investors will purchase $200,000 in Notes in April 2006 and May 2006 and $100,000 in Notes thereafter. The Company or a majority in interest of the Investors may terminate the obligation to issue additional Notes and Warrants upon 30 days notice.

      The Notes bear interest at 8%, mature two years from the date of issuance, and are convertible into our common stock, at the Investors' option, at a conversion price, equal to the lower of (i) $0.05 or (ii) 25% of the average of the three lowest intraday trading prices for our common stock during the 20 trading days before, but not including, the conversion date. As of April 12, 2006, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $.02 and, therefore, the conversion price for the secured convertible notes was $.005. Based on this conversion price, the Notes in the amount of $450,000 issued as of April 12, 2006 were convertible into 90,000,000 shares of our common stock.

      We may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the callable secured convertible notes and the market price is at or below $.08 per share. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, we have granted the Investors a security interest in substantially all of our assets and intellectual property as well as registration rights.

      The Warrants are exercisable until five years from the date of issuance at a purchase price of $0.05 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market.

      The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company's then issued and outstanding shares of common stock.

      The sale of the Notes in the amount of $250,000 was completed on March 17, 2006 and in the amount of $200,000 on April 12, 2006. As of the date hereof, the Company is obligated on $450,000 in face amount of Notes issued to the Investors in connection with this financing. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company. In addition, the Company is also obligated on $4,680,000 in face amount of callable secured convertible notes issued to the Investors pursuant to other Securities Purchase Agreements entered with the Investors.

      The Notes and Warrants were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

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On April 12, 2006, the Company's sole director and executive officer determined that the financial statements for the periods ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005, June 30, 2005 and
September 30, 2005 (the "Restated Periods") contained misstatements as a result of a review of the Securities and Exchange Commission's release of December 1, 2005 entitled "Current Accounting and Disclosure Issues in the Division of Corporation Finance." Management determined that adjustments were necessary for the reporting of the convertible debenture notes and stand alone warrants and as a result of certain registration rights granted to the investors of these notes that included potential liquidated damages that were not previously record. The Company determined that these changes which when adjusted would result in a material impact on results of operations for the periods then ended. The sole director and executive officer therefore determined that the statements of operations and balance sheet for the Restated Periods require amendment. The errors relate to the Company's accounting for its convertible debt and related liquidated damages and the treatment under EITF 00-19.

      The Company included all information that would have been disclosed in the reports relating to the Restated Periods in the Form 10-KSB for the year ended December 31, 2005. No other unrelated corrections to the financial statements for the Restated Periods are expected.

      The net effects of these adjustments to the year-end audited 2004 financial statements reported on form 10KSB are as follows:

      The Balance sheet ending December 31, 2004 will reflect a decrease in equity of $2,289,760, an increase in debt of $1,810,419, new liquidated damages payable of $313,733 and a write of a deferred charge asset of $374,608 reducing total assets to $1,524,100 from 1,871,708.

      The net effect of the changes to the statement of operations is to increase loss by $60,240, this is attributable to an increase in General and Administrative Expense of $347,608 a reduction of interest expense of $539,581 and a new liquidated damages expense of $131,733.

      The above referenced errors have been corrected with the filing of the Form 10-KSB for the year ended December 31, 2005. The sole director and executive officer concluded that the filed financial statements relating to the Restated Periods, should not be relied upon unless read in conjunction with the Form 10-KSB for the year ended December 31,2005. The sole director and executive officer has discussed this conclusion, the nature of the error and the steps to be taken to remedy the error with the Company's independent auditors and have been advised that the auditors concur with their conclusions and the need to correct the errors.

      While the Company is not aware of any other accounting issues requiring adjustment to any prior period financial statements, there can be no assurances that the Company or its independent auditors will not find additional accounting issues requiring adjustment or material amendments.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description

4.1 Securities Purchase Agreement dated March 17, 2006 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

4.2               Form of Callable Secured Convertible dated March 17, 2006(1)

4.3               Form of Stock Purchase Warrant dated March 17, 2006 (1)

4.4 Registration Rights Agreement dated March 17, 2006 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

4.5 Security Agreement dated March 17, 2006 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

4.6 Intellectual Property Security Agreement dated March 17, 2006 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

4.7               Form of Callable Secured Convertible dated April 12, 2006
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(1) Incorporated by reference to the Form 8-K Current Report filed with the
Securities and Exchange Commission on March 23, 2006


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STRONGHOLD TECHNOLOGIES, INC.



Date: April 17, 2006               By:/s/Christopher Carey
                                      --------------------
                                   Name: Christopher Carey
                                   Title: CEO